Exhibit 10.1

                           Supplemental Agreement No. 42

                                       to

                            Purchase Agreement No. 1810

                                      between

                                THE BOEING COMPANY

                                       and

                               SOUTHWEST AIRLINES CO.


                       Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of January 31, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise two (2) April 2006 Block U-W Option Aircraft and two (2) May 2006 Block U-W Option Aircraft (as Block T-W Aircraft) and;

      WHEREAS, Buyer and Boeing agreed to additional business considerations applicable to Aircraft delivering January 2006 and on and;

      WHEREAS, Buyer and Boeing agreed to business considerations associated with certain production Master Changes and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

P.A. No. 1810                     SA-41-1
K/SWA

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

   NOTE - Buyer now has forty-nine (49) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41
   and 42 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669R2 entitled "Special Matters" is deleted in its entirety and replaced by Agreement No. 6-1162-JMG-669R3 entitled "Special Matters" attached hereto and is hereby incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred eighty-five (285) Model 737-7H4 Aircraft, thirty-eight (38) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before January 31, 2005 are:

   *** for two (2) April 2006 aircraft
   *** for two (2) May 2006 aircraft.

Buyer will pay the *** directly to Boeing on or before Monday, January 31, 2005.


The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                By:/s/ Laura Wright

Its:  Attorney-In-Fact              Its:SVP Finance & CFO








P.A. No. 1810                     SA-41-2
K/SWA

                               TABLE OF CONTENTS


                                                         Page            SA
                                                       Number        Number
ARTICLES


1.    Subject Matter of Sale                              1-1         SA-13

2.    Delivery, Title and Risk of Loss                    2-1         SA-28

3.    Price of Aircraft                                   3-1         SA-28

4.    Taxes                                               4-1

5.    Payment                                             5-1

6.    Excusable Delay                                     6-1

7.    Changes to the Detail Specification                 7-1          SA-1

8. Federal Aviation Requirements and
      Certificates and Export License                     8-1

9. Representatives, Inspection,
      Flights and Test Data                               9-1

10.   Assignment, Resale or Lease                        10-1

11.   Termination for Certain Events                     11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                      12-1

13.   Buyer Furnished Equipment and
      Spare Parts                                        13-1

14.   Contractual Notices and Requests                   14-1

15.   Miscellaneous                                      15-1




P.A. No. 1810                      i
K/SWA                                                                    SA-42

                              TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
TABLE

1.    Aircraft Information Table                                      SA-42

2.    Option Aircraft Information Table                               SA-42

EXHIBITS


A     Aircraft Configuration                                          SA-36

B     Product Assurance Document                                       SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                SA-13

E     Buyer Furnished Equipment
      Provisions Document

F     Defined Terms Document





LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight

P.A. No. 1810	                     ii
K/SWA                                                                   SA-42



                          TABLE OF CONTENTS CON'T

                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2	Promotional Support                                 SA-13

6-1162-RLL-933R19	Option Aircraft                                     SA-28

6-1162-RLL-934R3	Disclosure of Confidential                          SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                               SA-1

6-1162-NIW-890    ***                                                 SA-39



6-1162-RLL-936R4  Certain Contractual Matters                          SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                   SA-1

6-1162-RLL-940R1  Training Matters                                     SA-1

6-1162-RLL-941R2  Other Matters                                       SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                  SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                       SA-4

6-1162-RLL-1856   ***                                                  SA-1

6-1162-RLL-1857   Service Ready Validation Program                     SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                   SA-4

P.A. No. 1810                      iii
K/SWA                                                                  SA-42

                          TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                              SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                       SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                         SA-1

6-1162-KJJ-054    Business Matters                                    SA-13

6-1162-KJJ-055R1  Structural Matters                                  SA-25

6-1162-KJJ-056    Noise and Emission Matters                          SA-13

6-1162-KJJ-057    Product Development Matters                         SA-13

6-1162-KJJ-058    Additional Substitution Rights                      SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                      SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                         SA-21
                  Matters

6-1162-JMG-669R3 	Special Matters                                     SA-42

6-1162-JMG-747R1  ***                                                 SA-36

6-1162-CHL-217    Rescheduled Flight Test Aircraft                    SA-32

66-1162-NIW-606R1	***                                                 SA-36


6-1162-NIW-640    ***                                                 SA-35


6-1162-NIW-889    Warranty - Exterior Color Schemes                   SA-39
                  and Markings for YA143 and on

P.A. No. 1810                      iv
K/SWA                                                                 SA-42

                                    Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table





                    Base Aircraft    Special     Aircraft Basic    Base Year
                        Price        Features        Price         Dollars
Block A, B, C,
D & E Aircraft           ***           ***            ***          July 1992
Block F & G Aircraft     ***           ***            ***          July 1992
Block H Aircraft         ***           ***            ***          July 1992
Block I Aircraft         ***           ***            ***          July 1992
Block J Aircraft         ***           ***            ***          July 1992
Block K Aircraft         ***           ***            ***          July 1992
Block K-W Aircraft       ***           ***            ***          July 1992
Block L Aircraft         ***           ***            ***          July 1992
Block T Aircraft         ***           ***            ***          July 1999
Block T-W Aircraft       ***           ***            ***          July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation Block T-W Aircraft: Block T airplanes with production winglets installation


























SWA                                Page 1                          SA 42

                                 Table 1 to
                         Purchase Agreement No. 1810
                          Aircraft Information Table



                                                       Escalation Estimate
Delivery           Number of          Aircraft          Adv Payment Base
  Date             Aircraft            Block              Price Per A/P
Dec-2000              2                  E                    ***
Jan-2001              1                  E                    ***
Feb-2001              1                  E                    ***
Mar-2001              2                  E                    ***
Jun-2001              3                  E                    ***
Sep-2001              3                  E                    ***
Oct-1998              1                  F                    ***
Nov-1998              2                  F                    ***
Dec-1998              2                  F                    ***
Mar-1999              2                  G                    ***
Jun-1999              2                  H                    ***
Jul-1999              1                  H                    ***
Aug-1999              1                  H                    ***
Sep-1999              2                  H                    ***
Oct-1999              1                  H                    ***
Mar-2000              1                  H                    ***
Apr-2000              2                  H                    ***
Sep-2000              1                  H                    ***
Oct-2000              2                  H                    ***
Mar-2001              2                  H                    ***
Apr-2001              1                  H                    ***
Oct-2001              3                  H                    ***
Nov-2001              2                  I                    ***
Dec-2001              1                  I                    ***
Jan-2002              1                  I                    ***
Mar-2002              4                  I                    ***
Apr-2002              2                  I                    ***
Dec-2002              2                  I                    ***
May-2003              1                  I                    ***
Jun-2003              2                  I                    ***
Jul-2003              1                  I                    ***
Aug-2003              1                  I                    ***
Sep-2003              3                  I                    ***
Nov-2002              1                  J                    ***
Dec-2002              1                  J                    ***
Nov-2003              2                  J                    ***
Dec-2003              2                  J                    ***
Mar-2004              1                  J                    ***
Mar-2004              1                  K                    ***
Apr-2004              3                  K                    ***
May-2004              1                  K                    ***
Jun-2004              2                  K                    ***
Jul-2004              2                  K                    ***
SWA                                Page 2                          SA 42


Sep-2004              1                  K-W                  ***
Oct-2004              4                  K-W                  ***
Oct-1999              1                  L                    ***
Nov-1999              2                  L                    ***
Dec-1999              1                  L                    ***
Jun-2000              3                  L                    ***
Jul-2000              3                  L                    ***
Sep-2000              1                  L                    ***
Oct-2000              1                  L                    ***
Nov-2000              4                  L                    ***
Dec-2000              1                  L                    ***
Jan-2001              1                  L                    ***
Feb-2001              1                  L                    ***
Jul-2001              1                  L                    ***
Sep-2001              1                  L                    ***
Oct-2001              1                  L                    ***
Mar-2003              2                  L                    ***
Jul-2003              1                  L                    ***
Aug-2003              2                  L                    ***
Nov-2001              1                  T                    ***
Feb-2002              1                  T                    ***
Jan-2004              2                  T                    ***
Feb-2004              1                  T                    ***
Apr-2004              3                  T                    ***
May-2004              1                  T                    ***
Jun-2004              6                  T                    ***
Jul-2004              2                  T                    ***
Aug-2004              6                  T-W                  ***
Sep-2004              4                  T-W                  ***
Oct-2004              0                  T-W                  ***
Nov-2004              3                  T-W                  ***
Dec-2004              3                  T-W                  ***
Jan-2005              5                  T-W                  ***
Feb-2005              3                  T-W                  ***
Mar-2005              4                  T-W                  ***
Apr-2005              4                  T-W                  ***
May-2005              2                  T-W                  ***
Jun-2005              4                  T-W                  ***
Jul-2005              2                  T-W                  ***
Aug-2005              2                  T-W                  ***
Sep-2005              3                  T-W                  ***
Oct-2005              2                  T-W                  ***
Nov-2005              2                  T-W                  ***
Dec-2005              1                  T-W                  ***
Jan-2006              1                  T-W                  ***
Feb-2006              4                  T-W                  ***
Mar-2006              3                  T-W                  ***
Apr-2006              2                  T-W                  ***
May-2006              5                  T-W                  ***
Jun-2006              4                  T-W                  ***
Jul-2006              1                  T-W                  ***
Aug-2006              3                  T-W                  ***
Sep-2006              3                  T-W                  ***
SWA                                Page 3                          SA 42

Nov-2006              2                  T-W                  ***
Dec-2006              2                  T-W                  ***
Jan-2007              2                  T-W                  ***
Feb-2007              3                  T-W                  ***
Mar-2007              2                  T-W                  ***
Apr-2007              2                  T-W                  ***
May-2007              2                  T-W                  ***
Jun-2007              2                  T-W                  ***
Jul-2007              2                  T-W                  ***
Aug-2007              2                  T-W                  ***
Sep-2007              2                  T-W                  ***
Oct-2007              2                  T-W                  ***
Nov-2007              2                  T-W                  ***
Dec-2007              2                  T-W                  ***
Jan-2008              1                  T-W                  ***
Feb-2008              1                  T-W                  ***
Mar-2008              1                  T-W                  ***
Apr-2008              1                  T-W                  ***
May-2008              1                  T-W                  ***
Jun-2008              1                  T-W                  ***

SWA                                Page 4                          SA 42

                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table






Price Description of Option Aircraft:
                       Base Aircraft    Special     Aircraft Basic    Base Year
                          Price         Features        Price          Dollars
Block U Option Aircraft    ***            ***            ***          July 1999
(without Winglets)
Block U-W Option           ***            ***            ***          July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:


Year of        Number of        Option Aircraft Block
Delivery        Option
               Aircraft

2007          Twenty (20)          Q
2008          Twenty (20)          R
2009          Six (6)              S
2009-2012     One Hundred          V
              Seventy-One
              (171)

Remaining Option
Aircraft:                                    38

                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

Aircraft     Number of       Option         Adv Payment
                                               Base
Delivery      Option         Aircraft        Price Per
Mo. & Yr.    Aircraft         Block       Option Aircraft     Option Exercise
Jun-2006        1              U-W             ***            February 1, 2005
Jul-2006        2              U-W             ***            March 1, 2005
Oct-2006        1              U-W             ***            June 1, 2005
Apr-2007        1              U-W             ***            December 1, 2005
May-2007        1              U-W             ***            January 1, 2006
Jun-2007        1              U-W             ***            February 1, 2006
Jul-2007        1              U-W             ***            March 1, 2006
Aug-2007        1              U-W             ***            April 1, 2006
Sep-2007        1              U-W             ***            May 1, 2006
Oct-2007        1              U-W             ***            June 1, 2006
Nov-2007        1              U-W             ***            July 1, 2006
Dec-2007        1              U-W             ***            August 1, 2006
Jan-2008        2              U-W             ***            September 1, 2006
Feb-2008        3              U-W             ***            October 1, 2006
Mar-2008        2              U-W             ***            November 1, 2006
Apr-2008        2              U-W             ***            December 1, 2006
May-2008        2              U-W             ***            January 1, 2007
Jun-2008        2              U-W             ***            February 1, 2007
Jul-2008        2              U-W             ***            March 1, 2007
Aug-2008        2              U-W             ***            April 1, 2007
Sep-2008        2              U-W             ***            May 1, 2007
Oct-2008        2              U-W             ***            June 1, 2007
Nov-2008        2              U-W             ***            July 1, 2007
Dec-2008        2              U-W             ***            August 1, 2007

6-1162-JMG-669R3


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

   1) ***
   2) ***

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***



2.    ***







3.    ***





4.    ***






5.    ***.



6.    ***



7.    ***
P.A. No. 1810                                                         SA-42
K/SWA

Southwest Airlines Co.
6-1162-JMG-669R3
Page 2


8.    ***



9.    ***



10.   Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By:/s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:January 31, 2005

SOUTHWEST AIRLINES CO.



By/s/ Laura Wright

Its SVP and CFO











P.A. No. 1810
K/SWA                                                                SA-42
Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R3

                                   ***


















































P.A. No. 1810
K/SWA                                                             SA-42

                          Supplemental Agreement No. 43

                                      to

                          Purchase Agreement No. 1810

                                    between

                              THE BOEING COMPANY

                                      and

                             SOUTHWEST AIRLINES CO.


                  Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of   February 28, 2005, by
and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) June 2006 Block U-W Option Aircraft (as Block T-W Aircraft) and;

      WHEREAS, Buyer and Boeing agreed to business considerations associated with certain Out of Cycle engines and;

      WHEREAS, Buyer and Boeing agreed to record the previously agreed upon business considerations to address Buyer's concerns relative to certain Airworthiness Directives and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
P.A. No. 1810                      SA-43-1
K/SWA

   NOTE - Buyer now has fifty (50) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42
   and 43 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669R3 entitled "Special Matters" is deleted in its entirety and replaced by Agreement No. 6-1162-JMG-669R4 entitled "Special Matters" attached hereto and is hereby incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-NIW-1142 entitled "Certain Twenty-six (26) Out of Cycle Engines" attached hereto is hereby incorporated into the Agreement by this reference

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred eighty-six (286) Model 737-7H4 Aircraft, thirty-seven (37) Model 737 -7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before February 28, 2005 are:

   ***for one (1) June 2006 aircraft

Buyer will pay the *** directly to Boeing on or before Monday, February 28, 2005.


The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                By:/s/ Laura Wright

Its:    Attorney-In-Fact            Its:SVP and CFO










P.A. No. 1810                      SA-43-1
K/SWA

                                 TABLE OF CONTENTS


                                                           Page          SA
                                                         Number      Number

ARTICLES

1.    Subject Matter of Sale                               1-1        SA-13

2.    Delivery, Title and Risk
      of Loss                                              2-1        SA-28

3.    Price of Aircraft                                    3-1        SA-28

4.    Taxes                                                4-1

5.    Payment                                              5-1

6.    Excusable Delay                                      6-1

7.    Changes to the Detail
      Specification                                        7-1         SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                      8-1

9.    Representatives, Inspection,
      Flights and Test Data                                9-1

10.   Assignment, Resale or Lease                         10-1

11.   Termination for Certain Events                      11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                       12-1

13.   Buyer Furnished Equipment and
      Spare Parts                                         13-1

14.   Contractual Notices and Requests                    14-1

15.   Miscellaneous                                       15-1





P.A. No. 1810                      i
K/SWA	                                                                 SA-43

                           TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
TABLE

1.    Aircraft Information Table                                      SA-43

2.    Option Aircraft Information Table                               SA-43

EXHIBITS


A     Aircraft Configuration                                          SA-36

B     Product Assurance Document                                       SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                SA-13

E     Buyer Furnished Equipment
      Provisions Document

F     Defined Terms Document





LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight














P.A. No. 1810                      ii
K/SWA	                                                                 SA-43

                         TABLE OF CONTENTS CON'T

                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2  Promotional Support                                 SA-13

6-1162-RLL-933R19 Option Aircraft                                     SA-28

6-1162-RLL-934R3  Disclosure of Confidential                          SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                               SA-1

6-1162-NIW-890    ***                                                 SA-39


6-1162-RLL-936R4  Certain Contractual Matters                          SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                   SA-1

6-1162-RLL-940R1  Training Matters                                     SA-1

6-1162-RLL-941R2  Other Matters                                       SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                  SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                       SA-4

6-1162-RLL-1856   ***                                                  SA-1

6-1162-RLL-1857   Service Ready Validation Program                     SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                   SA-4

P.A. No. 1810                      iii
K/SWA	                                                                 SA-43

                           TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                              SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                       SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                         SA-1

6-1162-KJJ-054    Business Matters                                    SA-13

6-1162-KJJ-055R1  Structural Matters                                  SA-25

6-1162-KJJ-056    Noise and Emission Matters                          SA-13

6-1162-KJJ-057    Product Development Matters                         SA-13

6-1162-KJJ-058    Additional Substitution Rights                      SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                      SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                         SA-21
                  Matters

6-1162-JMG-669R4  Special Matters                                     SA-43

6-1162-JMG-747R1  ***                                                 SA-36

6-1162-CHL-217    Rescheduled Flight Test Aircraft                    SA-32

6-1162-NIW-606R1  ***                                                 SA-36

6-1162-NIW-640    ***                                                 SA-35


6-1162-NIW-889    Warranty - Exterior Color Schemes                   SA-39
                  and Markings for YA143 and on

6-1162-NIW-1142   ***                                                 SA-43



P.A. No. 1810                        iv
K/SWA                                                                 SA-43

                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table


                  Base Aircraft     Special      Aircraft Basic    Base Year
                     Price          Features         Price          Dollars
Block A, B, C,
D & E Aircraft        ***             ***             ***           July 1992
Block F & G Aircraft  ***             ***             ***           July 1992
Block H Aircraft      ***             ***             ***           July 1992
Block I Aircraft      ***             ***             ***           July 1992
Block J Aircraft      ***             ***             ***           July 1992
Block K Aircraft      ***             ***             ***           July 1992
Block K-W Aircraft    ***             ***             ***           July 1992
Block L Aircraft      ***             ***             ***           July 1992
Block T Aircraft      ***             ***             ***           July 1999
Block T-W Aircraft    ***             ***             ***           July 1999


Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation

                                  Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table


                                                        Escalation Estimate
Delivery        Number of            Aircraft            Adv Payment Base
  Date          Aircraft              Block               Price Per A/P
Dec-2000           2                    E                      ***
Jan-2001           1                    E                      ***
Feb-2001           1                    E                      ***
Mar-2001           2                    E                      ***
Jun-2001           3                    E                      ***
Sep-2001           3                    E                      ***
Oct-1998           1                    F                      ***
Nov-1998           2                    F                      ***
Dec-1998           2                    F                      ***
Mar-1999           2                    G                      ***
Jun-1999           2                    H                      ***
Jul-1999           1                    H                      ***
Aug-1999           1                    H                      ***
Sep-1999           2                    H                      ***
Oct-1999           1                    H                      ***
Mar-2000           1                    H                      ***
Apr-2000           2                    H                      ***
Sep-2000           1                    H                      ***
Oct-2000           2                    H                      ***
Mar-2001           2                    H                      ***
Apr-2001           1                    H                      ***
Oct-2001           3                    H                      ***
Nov-2001           2                    I                      ***
Dec-2001           1                    I                      ***
Jan-2002           1                    I                      ***
Mar-2002           4                    I                      ***
Apr-2002           2                    I                      ***
Dec-2002           2                    I                      ***
May-2003           1                    I                      ***
Jun-2003           2                    I                      ***
Jul-2003           1                    I                      ***
Aug-2003           1                    I                      ***
Sep-2003           3                    I                      ***
Nov-2002           1                    J                      ***
Dec-2002           1                    J                      ***
Nov-2003           2                    J                      ***
Dec-2003           2                    J                      ***
Mar-2004           1                    J                      ***
Mar-2004           1                    K                      ***
Apr-2004           3                    K                      ***
May-2004           1                    K                      ***
Jun-2004           2                    K                      ***
Jul-2004           2                    K                      ***
Sep-2004           1                    K-W                    ***
Oct-2004           4                    K-W                    ***
Oct-1999           1                    L                      ***
Nov-1999           2                    L                      ***
Dec-1999           1                    L                      ***
Jun-2000           3                    L                      ***
Jul-2000           3                    L                      ***
Sep-2000           1                    L                      ***
Oct-2000           1                    L                      ***
Nov-2000           4                    L                      ***
Dec-2000           1                    L                      ***
Jan-2001           1                    L                      ***
Feb-2001           1                    L                      ***
Jul-2001           1                    L                      ***
Sep-2001           1                    L                      ***
Oct-2001           1                    L                      ***
Mar-2003           2                    L                      ***
Jul-2003           1                    L                      ***
Aug-2003           2                    L                      ***
Nov-2001           1                    T                      ***
Feb-2002           1                    T                      ***
Jan-2004           2                    T                      ***
Feb-2004           1                    T                      ***
Apr-2004           3                    T                      ***
May-2004           1                    T                      ***
Jun-2004           6                    T                      ***
Jul-2004           2                    T                      ***
Aug-2004           6                    T-W                    ***
Sep-2004           4                    T-W                    ***
Oct-2004           0                    T-W                    ***
Nov-2004           3                    T-W                    ***
Dec-2004           3                    T-W                    ***
Jan-2005           5                    T-W                    ***
Feb-2005           3                    T-W                    ***
Mar-2005           4                    T-W                    ***
Apr-2005           4                    T-W                    ***
May-2005           2                    T-W                    ***
Jun-2005           4                    T-W                    ***
Jul-2005           2                    T-W                    ***
Aug-2005           2                    T-W                    ***
Sep-2005           3                    T-W                    ***
Oct-2005           2                    T-W                    ***
Nov-2005           2                    T-W                    ***
Dec-2005           1                    T-W                    ***
Jan-2006           1                    T-W                    ***
Feb-2006           4                    T-W                    ***
Mar-2006           3                    T-W                    ***
Apr-2006           2                    T-W                    ***
May-2006           5                    T-W                    ***
Jun-2006           5                    T-W                    ***
Jul-2006           1                    T-W                    ***
Aug-2006           3                    T-W                    ***
Sep-2006           3                    T-W                    ***
Nov-2006           2                    T-W                    ***
Dec-2006           2                    T-W                    ***
Jan-2007           2                    T-W                    ***
Feb-2007           3                    T-W                    ***
Mar-2007           2                    T-W                    ***

Apr-2007           2                    T-W                    ***
May-2007           2                    T-W                    ***
Jun-2007           2                    T-W                    ***
Jul-2007           2                    T-W                    ***
Aug-2007           2                    T-W                    ***
Sep-2007           2                    T-W                    ***
Oct-2007           2                    T-W                    ***
Nov-2007           2                    T-W                    ***
Dec-2007           2                    T-W                    ***
Jan-2008           1                    T-W                    ***
Feb-2008           1                    T-W                    ***
Mar-2008           1                    T-W                    ***
Apr-2008           1                    T-W                    ***
May-2008           1                    T-W                    ***
Jun-2008           1                    T-W                    ***

                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table



Price Description of Option Aircraft:

                      Base Aircraft     Special     Aircraft Basic   Base Year
                          Price         Features         Price        Dollars
Block U Option             ***            ***             ***         July 1999
Aircraft
(without Winglets)
Block U-W Option           ***            ***             ***         July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of         Number of       Option Aircraft Block
Delivery         Option
                Aircraft
2007           Twenty (20)          Q
2008           Twenty (20)          R
2009           Six (6)              S
2009-          One Hundred          V
2012           Seventy-One
               (171)

Remaining Option
Aircraft:                                    37

                    Table 2 to Purchase Agreement No. 1810
                   (Letter Agreement No. 6-1162-RLL-933R19)
                       Option Aircraft Information Table

Aircraft        Number of      Option        Adv Payment
                                                Base
Delivery         Option        Aircraft       Price Per
Mo. & Yr.       Aircraft        Block      Option Aircraft   Option Exercise
Jul-2006            2            U-W            ***           March 1, 2005
Oct-2006            1            U-W            ***           June 1, 2005
Apr-2007            1            U-W            ***           December 1, 2005
May-2007            1            U-W            ***           January 1, 2006
Jun-2007            1            U-W            ***           February 1, 2006
Jul-2007            1            U-W            ***           March 1, 2006
Aug-2007            1            U-W            ***           April 1, 2006
Sep-2007            1            U-W            ***           May 1, 2006
Oct-2007            1            U-W            ***           June 1, 2006
Nov-2007            1            U-W            ***           July 1, 2006
Dec-2007            1            U-W            ***           August 1, 2006
Jan-2008            2            U-W            ***           September 1, 2006
Feb-2008            3            U-W            ***           October 1, 2006
Mar-2008            2            U-W            ***           November 1, 2006
Apr-2008            2            U-W            ***           December 1, 2006
May-2008            2            U-W            ***           January 1, 2007
Jun-2008            2            U-W            ***           February 1, 2007
Jul-2008            2            U-W            ***           March 1, 2007
Aug-2008            2            U-W            ***           April 1, 2007
Sep-2008            2            U-W            ***           May 1, 2007
Oct-2008            2            U-W            ***           June 1, 2007
Nov-2008            2            U-W            ***           July 1, 2007
Dec-2008            2            U-W            ***           August 1, 2007

6-1162-JMG-669R4


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

   1) ***
   2) ***

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***


2.    ***









3.    ***





4.    ***





5.    ***



6.    ***


7.    ***

P.A. No. 1810
K/SWA	                                                             SA-43

Southwest Airlines Co.
6-1162-JMG-669R3

8.    ***


9.    ***

10.   Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: February 28, 2005

SOUTHWEST AIRLINES CO.



By/s/ Laura Wright

Its SVP and CFO















P.A. No. 1810
K/SWA	                                                             SA-43

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R4

                                    ***















































P.A. No. 1810
K/SWA	                                                             SA-43

Southwest Airlines Co.
AttachmentB to 6-1162-JMG-669R4



                                 ***

                 ***             ***               ***

                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
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                 ***             ***               ***
                 ***             ***               ***
P.A. No. 1810
K/SWA	                                                             SA-43

                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
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                 ***             ***               ***
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

6-1162-NIW-1142


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:    ***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company
(Boeing) and Southwest Airlines Co. (Buyer) relating to
Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

***

***




Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.



















P.A. No. 1810                                                      SA-43

Very truly yours,

THE BOEING COMPANY



By/s/ Nobuko Wiles

Its Attorney-In-Fact



ACCEPTED AND AGREED TO this

date:February 23, 2005

SOUTHWEST AIRLINES CO.



By/s/ Deborah Ackerman

Its VP-General Counsel































PA 1810                                                            SA-43

Southwest Airlines Co.
Attachment A to 6-1162-JMG-1142

***


***















































P.A. No. 1810
K/SWA                                                             SA-43

Southwest Airlines Co.
Attachment B to 6-1162-NIW-1142



Date:  TBD
To: Southwest Airlines

***


***











































PA 1810                                                         SA-43

                  Supplemental Agreement No. 44

                               to

                    Purchase Agreement No. 1810

                            between

                       THE BOEING COMPANY

                              and

                      SOUTHWEST AIRLINES CO.


Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of March 31, 2005, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase
Agreement No. 1810 dated January 19, 1994, relating to Boeing
Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise two (2) July 2006
Block U-W Option Aircraft (as Block T-W Aircraft) and;

      WHEREAS, Buyer and Boeing agreed to further define the previously agreed upon business considerations to address Buyer's concerns relative to certain Airworthiness Directives and;

      WHEREAS, Buyer and Boeing agreed to certain business considerations applicable to Aircraft delivering March 2005 and on and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment
Application filed with the Commission.

P.A. No. 1810                SA-44-1
K/SWA

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.    Table 1 is deleted in its entirety and replaced by a new
Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
NOTE - Buyer now has fifty-two (52) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31,
32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43 and 44 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669R4 entitled "Special Matters" is deleted in its entirety and replaced by Agreement No. 6-1162-JMG-669R5 entitled "Special Matters" attached hereto and is hereby incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred eighty-eight (288) Model 737-7H4 Aircraft, thirty-five (35) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before March 31, 2005 are:

   *** for two (2) July 2006 aircraft (***each)

Buyer will pay the *** directly to Boeing on or before Thursday, March 31, 2005.




P.A. No. 1810                SA-44-2
K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By: /s/Nobuko Wiles                 By:/s/ Tammy Romo

Its:    Attorney-In-Fact            Its:Vice President & Treasurer






P.A. No. 1810                SA-44-3
K/SWA

                             TABLE OF CONTENTS


                                                         Page          SA
                                                        Number       Number
ARTICLES


1.    Subject Matter of Sale                              1-1         SA-13

2.    Delivery, Title and Risk of Loss                    2-1         SA-28

3.    Price of Aircraft                                   3-1         SA-28

4.    Taxes                                               4-1

5.    Payment                                             5-1

6.    Excusable Delay                                     6-1

7.    Changes to the Detail Specification                 7-1         SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                     8-1

9.    Representatives, Inspection, Flights and Test Data  9-1

10.   Assignment, Resale or Lease                        10-1

11.   Termination for Certain Events                     11-1

12.   Product Assurance; Disclaimer and Release;
      Exclusion of Liabilities; Customer Support;
      Indemnification and Insurance                      12-1

13.   Buyer Furnished Equipment and Spare Parts          13-1

14.   Contractual Notices and Requests                   14-1

15.   Miscellaneous                                      15-1

P.A. No. 1810                     i
K/SWA                                                           SA-44

                             TABLE OF CONTENTS CON'T


                                                                     SA
                                                                 Number
TABLE

1.    Aircraft Information Table                                SA-44

2.    Option Aircraft Information Table                         SA-44

EXHIBITS


A                  Aircraft Configuration                       SA-36

B                  Product Assurance Document                   SA-1

C                  Customer Support Document

D                  Price Adjustments Due to
                   Economic Fluctuations - Aircraft             SA-13

E                  Buyer Furnished Equipment
                   Provisions Document

F                  Defined Terms Document





LETTER AGREEMENTS


      1810-1       Waiver of Aircraft Demonstration Flight


P.A. No. 1810                     ii
K/SWA                                                           SA-44

                             TABLE OF CONTENTS CON'T

                                                                   SA
                                                               Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2   Promotional Support                          SA-13

6-1162-RLL-933R19  Option Aircraft                              SA-28

6-1162-RLL-934R3   Disclosure of Confidential                   SA-14
                   Information

6-1162-RLL-935R1   Performance Guarantees                       SA-1

6-1162-NIW-890     ***                                          SA-39


6-1162-RLL-936R4   Certain Contractual Matters                  SA-4

6-1162-RLL-937     Alternate Advance Payment Schedule

6-1162-RLL-938     ***

6-1162-RLL-939R1   Certification Flight Test Aircraft           SA-1

6-1162-RLL-940R1   Training Matters                             SA-1

6-1162-RLL-941R2   Other Matters                                SA-13

6-1162-RLL-942     Open Configuration Matters

6-1162-RLL-943R1   Substitution Rights                          SA-6

6-1162-RLL-944     Airframe Maintenance Material Cost
                   Protection Program

6-1162-RLL-945     Comparison of 737-7H4 and 737-3H4
                   Block Fuel Burn

6-1162-RLL-1855R3  Additional Contractual Matters               SA-4

6-1162-RLL-1856    ***                                          SA-1

6-1162-RLL-1857    Service Ready Validation Program             SA-1
                   Field Test

6-1162-RLL-1858R1  Escalation Matters                           SA-4

P.A. No. 1810                     iii
K/SWA                                                           SA-44

                             TABLE OF CONTENTS CON'T


                                                                   SA
                                                               Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036    Amortization of Costs for
                   Customer Unique Changes                      SA-1

6-1162-RLL-2037    Reconciliation of the Aircraft               SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters                 SA-1

6-1162-KJJ-054     Business Matters                             SA-13

6-1162-KJJ-055R1   Structural Matters                           SA-25

6-1162-KJJ-056     Noise and Emission Matters                   SA-13

6-1162-KJJ-057     Product Development Matters                  SA-13

6-1162-KJJ-058     Additional Substitution Rights               SA-13

6-1162-KJJ-150     Flight Control Computer & Mode               SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual                  SA-21
                   Matters

6-1162-JMG-669R5   Special Matters                              SA-44

6-1162-JMG-747R1   ***                                          SA-36

6-1162-CHL-217     Rescheduled Flight Test Aircraft             SA-32

6-1162-NIW-606R1   ***                                          SA-36


6-1162-NIW-640     ***                                          SA-35


6-1162-NIW-889     Warranty - Exterior Color Schemes            SA-39
                   and Markings for YA143 and on

6-1162-NIW-1142    ***                                          SA-43

P.A. No. 1810                     iv
K/SWA                                                           SA-44

                                    Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table





                    Base Aircraft    Special     Aircraft Basic    Base Year
                        Price        Features        Price         Dollars
Block A, B, C,
D & E Aircraft           ***           ***            ***          July 1992
Block F & G Aircraft     ***           ***            ***          July 1992
Block H Aircraft         ***           ***            ***          July 1992
Block I Aircraft         ***           ***            ***          July 1992
Block J Aircraft         ***           ***            ***          July 1992
Block K Aircraft         ***           ***            ***          July 1992
Block K-W Aircraft       ***           ***            ***          July 1992
Block L Aircraft         ***           ***            ***          July 1992
Block T Aircraft         ***           ***            ***          July 1999
Block T-W Aircraft       ***           ***            ***          July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation Block T-W Aircraft: Block T airplanes with production winglets installation


























SWA                                Page 1                          SA 44

                                 Table 1 to
                         Purchase Agreement No. 1810
                          Aircraft Information Table



                                                       Escalation Estimate
Delivery           Number of          Aircraft          Adv Payment Base
  Date             Aircraft            Block              Price Per A/P
Dec-2000              2                  E                    ***
Jan-2001              1                  E                    ***
Feb-2001              1                  E                    ***
Mar-2001              2                  E                    ***
Jun-2001              3                  E                    ***
Sep-2001              3                  E                    ***
Oct-1998              1                  F                    ***
Nov-1998              2                  F                    ***
Dec-1998              2                  F                    ***
Mar-1999              2                  G                    ***
Jun-1999              2                  H                    ***
Jul-1999              1                  H                    ***
Aug-1999              1                  H                    ***
Sep-1999              2                  H                    ***
Oct-1999              1                  H                    ***
Mar-2000              1                  H                    ***
Apr-2000              2                  H                    ***
Sep-2000              1                  H                    ***
Oct-2000              2                  H                    ***
Mar-2001              2                  H                    ***
Apr-2001              1                  H                    ***
Oct-2001              3                  H                    ***
Nov-2001              2                  I                    ***
Dec-2001              1                  I                    ***
Jan-2002              1                  I                    ***
Mar-2002              4                  I                    ***
Apr-2002              2                  I                    ***
Dec-2002              2                  I                    ***
May-2003              1                  I                    ***
Jun-2003              2                  I                    ***
Jul-2003              1                  I                    ***
Aug-2003              1                  I                    ***
Sep-2003              3                  I                    ***
Nov-2002              1                  J                    ***
Dec-2002              1                  J                    ***
Nov-2003              2                  J                    ***
Dec-2003              2                  J                    ***
Mar-2004              1                  J                    ***
Mar-2004              1                  K                    ***
Apr-2004              3                  K                    ***
May-2004              1                  K                    ***
Jun-2004              2                  K                    ***
Jul-2004              2                  K                    ***
Sep-2004              1                  K-W                  ***
Oct-2004              4                  K-W                  ***
Oct-1999              1                  L                    ***


SWA                                Page 2                          SA 44

Nov-1999              2                  L                    ***
Dec-1999              1                  L                    ***
Jun-2000              3                  L                    ***
Jul-2000              3                  L                    ***
Sep-2000              1                  L                    ***
Oct-2000              1                  L                    ***
Nov-2000              4                  L                    ***
Dec-2000              1                  L                    ***
Jan-2001              1                  L                    ***
Feb-2001              1                  L                    ***
Jul-2001              1                  L                    ***
Sep-2001              1                  L                    ***
Oct-2001              1                  L                    ***
Mar-2003              2                  L                    ***
Jul-2003              1                  L                    ***
Aug-2003              2                  L                    ***
Nov-2001              1                  T                    ***
Feb-2002              1                  T                    ***
Jan-2004              2                  T                    ***
Feb-2004              1                  T                    ***
Apr-2004              3                  T                    ***
May-2004              1                  T                    ***
Jun-2004              6                  T                    ***
Jul-2004              2                  T                    ***
Aug-2004              6                  T-W                  ***
Sep-2004              4                  T-W                  ***
Oct-2004              0                  T-W                  ***
Nov-2004              3                  T-W                  ***
Dec-2004              3                  T-W                  ***
Jan-2005              5                  T-W                  ***
Feb-2005              3                  T-W                  ***
Mar-2005              4                  T-W                  ***
Apr-2005              4                  T-W                  ***
May-2005              2                  T-W                  ***
Jun-2005              4                  T-W                  ***
Jul-2005              2                  T-W                  ***
Aug-2005              2                  T-W                  ***
Sep-2005              3                  T-W                  ***
Oct-2005              2                  T-W                  ***
Nov-2005              2                  T-W                  ***
Dec-2005              1                  T-W                  ***
Jan-2006              1                  T-W                  ***
Feb-2006              4                  T-W                  ***
Mar-2006              3                  T-W                  ***
Apr-2006              2                  T-W                  ***
May-2006              5                  T-W                  ***
Jun-2006              5                  T-W                  ***
Jul-2006              3                  T-W                  ***
Aug-2006              3                  T-W                  ***
Sep-2006              3                  T-W                  ***
SWA                                Page 3                          SA 44

Nov-2006              2                  T-W                  ***
Dec-2006              2                  T-W                  ***
Jan-2007              2                  T-W                  ***
Feb-2007              3                  T-W                  ***
Mar-2007              2                  T-W                  ***
Apr-2007              2                  T-W                  ***
May-2007              2                  T-W                  ***
Jun-2007              2                  T-W                  ***
Jul-2007              2                  T-W                  ***
Aug-2007              2                  T-W                  ***
Sep-2007              2                  T-W                  ***
Oct-2007              2                  T-W                  ***
Nov-2007              2                  T-W                  ***
Dec-2007              2                  T-W                  ***
Jan-2008              1                  T-W                  ***
Feb-2008              1                  T-W                  ***
Mar-2008              1                  T-W                  ***
Apr-2008              1                  T-W                  ***
May-2008              1                  T-W                  ***
Jun-2008              1                  T-W                  ***

SWA                                Page 4                          SA 44

                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table



Price Description of Option Aircraft:

                      Base Aircraft     Special     Aircraft Basic   Base Year
                          Price         Features         Price        Dollars
Block U Option             ***            ***             ***         July 1999
Aircraft
(without Winglets)
Block U-W Option           ***            ***             ***         July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of         Number of       Option Aircraft Block
Delivery         Option
                Aircraft
2007           Twenty (20)          Q
2008           Twenty (20)          R
2009           Six (6)              S
2009-          One Hundred          V
2012           Seventy-One
               (171)

Remaining Option
Aircraft:                                    35

















SWA                               Page 1                        SA-44

                    Table 2 to Purchase Agreement No. 1810
                   (Letter Agreement No. 6-1162-RLL-933R19)
                       Option Aircraft Information Table

Aircraft        Number of      Option        Adv Payment
                                                Base
Delivery         Option        Aircraft       Price Per
Mo. & Yr.       Aircraft        Block      Option Aircraft   Option Exercise
Oct-2006            1            U-W            ***           June 1, 2005
Apr-2007            1            U-W            ***           December 1, 2005
May-2007            1            U-W            ***           January 1, 2006
Jun-2007            1            U-W            ***           February 1, 2006
Jul-2007            1            U-W            ***           March 1, 2006
Aug-2007            1            U-W            ***           April 1, 2006
Sep-2007            1            U-W            ***           May 1, 2006
Oct-2007            1            U-W            ***           June 1, 2006
Nov-2007            1            U-W            ***           July 1, 2006
Dec-2007            1            U-W            ***           August 1, 2006
Jan-2008            2            U-W            ***           September 1, 2006
Feb-2008            3            U-W            ***           October 1, 2006
Mar-2008            2            U-W            ***           November 1, 2006
Apr-2008            2            U-W            ***           December 1, 2006
May-2008            2            U-W            ***           January 1, 2007
Jun-2008            2            U-W            ***           February 1, 2007
Jul-2008            2            U-W            ***           March 1, 2007
Aug-2008            2            U-W            ***           April 1, 2007
Sep-2008            2            U-W            ***           May 1, 2007
Oct-2008            2            U-W            ***           June 1, 2007
Nov-2008            2            U-W            ***           July 1, 2007
Dec-2008            2            U-W            ***           August 1, 2007

SWA                               Page 2                        SA-44

6-1162-JMG-669R5


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company
(Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

   1) ***
   2) ***

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***


2.    ***









3.    ***





4.    ***





5.    ***




P.A. No. 1810
K/SWA	                                                             SA-44

Southwest Airlines Co.
6-1162-JMG-669R5
6.    ***


7.    ***

8.    ***


9.    ***

10.   Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential.
Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: March 31, 2005

SOUTHWEST AIRLINES CO.



By/s/ Tammy Romo

Its Vice President & Treasurer















P.A. No. 1810
K/SWA                                                              SA-44

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R5

                                    ***















































P.A. No. 1810
K/SWA                                                              SA-44

Southwest Airlines Co.
AttachmentB to 6-1162-JMG-669R5



                                 ***

                 ***             ***               ***

                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
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                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
                 ***             ***               ***
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                 ***             ***               ***
                 ***             ***               ***

P.A. No. 1810
K/SWA	                                                             SA-44